EXHIBIT 99.1

j2 Global Reports 2009 Year End Results

Non-GAAP Q4 EPS $0.45; Non-GAAP 2009 EPS $1.85;
GAAP Q4 EPS $0.39; GAAP 2009 EPS $1.48;
Record Annual Free Cash Flow

LOS ANGELES—February 18, 2010—j2 Global Communications, Inc. [NASDAQGS:JCOM] today reported financial results for the fourth quarter and year ended December 31, 2009.

FOURTH QUARTER 2009 RESULTS

Subscriber revenues for Q4 2009 increased 1% to $60.2 million compared to $59.6 million in Q4 2008.

Total revenues for Q4 2009 increased 0.5% to $60.9 million compared to $60.6 million in Q4 2008.

Net earnings per diluted share on a Non-GAAP basis, which excludes share based compensation, impairment of auction rate and related securities, gain on sale of investments and disposal of long lived asset, was $0.45 for Q4 2009 compared to $0.49 for Q4 2008.  GAAP net earning per diluted share for Q4 2009 was $0.39 compared to $0.45 for Q4 2008.

Share-based compensation impacted Q4 2009 and Q4 2008 net earnings per diluted share by approximately $0.07 and $0.04, respectively, net of tax. Share-based compensation in Q4 2009 was impacted by $0.02 for certain non-tax deductible share based compensation expense.

During Q4 2009, the Company increased its Non-GAAP gross and operating margins to 83.3% and 47.8%, respectively, from 81.9% and 46.5%, respectively, in Q4 2008.

The Company ended the year with approximately $244 million in cash and investments compared to $162 million as of December 31, 2008.

Key financial results for fourth quarter 2009 versus fourth quarter 2008 are as follows:

	Q4 2009	Q4 2008
Subscriber Revenues	$60.2 million	$59.6 million
Total Revenues	$60.9 million	$60.6 million
Non-GAAP Net Earnings per Diluted Share (1) (2)	$0.45	$0.49
GAAP Net Earnings per Diluted Share (1) (2)	$0.39	$0.45
Free Cash Flow (3)	$22.2 million	$24.4 million

(1)
The Q4 2009 and Q4 2008 tax rate was approximately 31% and 25%, respectively. The Q4 2008 tax rate reflects recognition during the quarter of $1.8 million in federal and state research and development tax credits.

(2)
Share-based compensation, impairment of auction rate and related securities, gain on sale of investments and disposal of long lived asset impacted Q4 2009 net earnings per diluted share by approximately $0.07, $0.00, ($0.04) and $0.03, in each case net of tax, respectively.

(3)	Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share based compensation.

ANNUAL RESULTS

Subscriber revenues for fiscal year 2009 increased 2% to $242 million compared to $237 million in fiscal year 2008.

Total revenues for fiscal year 2009 increased 2% to $246 million compared to $242 million in fiscal year 2008.

Net earnings per diluted share on a Non-GAAP basis, which excludes share based compensation, impairment of auction rate and related securities, gain on sale of investments and disposal of long lived asset increased 9% to $1.85 for 2009 compared to $1.70 for 2008. GAAP net earnings per diluted share were $1.48 for 2009 compared to $1.58 for 2008.

Share-based compensation impacted 2009 and 2008 net earnings per diluted share by approximately $0.19 and $0.12, respectively, net of tax.

During fiscal year 2009, the Company increased its Non-GAAP gross and operating margins to 82.3% and 48.0%, respectively, compared to 81.2% and 43.9%, respectively, in fiscal year 2008.

For fiscal year 2009 the Company achieved record free cash flow of $101.6 million versus $89.8 million for fiscal 2008, a 13% increase.

Key financial results for fiscal year 2009 versus fiscal year 2008 are as follows:

	2009	2008
Subscriber Revenues	$242 million	$237 million
Total Revenues	$246 million	$242 million
Non-GAAP Net Earnings per Diluted Share (1) (2)	$1.85	$1.70
GAAP Net Earnings per Diluted Share (1) (2)	$1.48	$1.58
Free Cash Flow (3)	$101.6 million	$89.8 million

(1)	For fiscal 2009 and fiscal 2008 the tax rate was approximately 32% and 29%, respectively.

(2)
Share-based compensation, impairment of auction rate and related securities, gain on sale of investments and disposal of long lived asset impacted 2009 net earnings per diluted share by approximately $0.19, $0.19, ($0.04) and $0.03, in each case net of tax, respectively.

(3)	Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share based compensation.

“We are pleased with the execution against our business plan for 2009,” said Hemi Zucker, j2 Global’s chief executive officer. “We enhanced our margins and free cash flow generation, positioning us well for making greater investments in the business in 2010. We have already announced three acquisitions and begun to enhance our marketing efforts through more direct marketing spend, building our free base of customers and beginning to invest in new markets.”

BUSINESS OUTLOOK

For fiscal 2010, j2 Global targets revenue growth of 5% with a range of 3% to 7% compared to fiscal year 2009 revenues. Net earnings, excluding 123R non-cash compensation expense, are expected to approximate non-GAAP earnings in 2009 as the Company intends to reinvest its incremental operating income in initiatives designed to accelerate growth in 2011 and beyond.

The range of anticipated revenues takes into account both organic growth and acquisition related growth within the context of current economic conditions.

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. provides outsourced, value-added messaging and communications services to individuals and businesses around the world. j2 Global’s network spans more than 3,500 cities in 46 countries on six continents. The Company offers Internet fax, voice and email solutions. j2 Global markets its services principally under the brand names eFax®, eFax Corporate®, Onebox®, eVoice® and Electric Mail®. As of December 31, 2009, j2 Global had achieved 14 consecutive fiscal years of revenue growth and eight consecutive fiscal years of positive and growing operating earnings. For more information about j2 Global, please visit www.j2global.com.

Contact:	Jeff Adelman j2 Global Communications, Inc. 323-372-3617 press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Act of 1995, particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2010 financial performance. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: Subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding messaging and communications, including but not limited to the imposition or increase of taxes or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2008 Annual Report on Form 10-K filed by j2 Global on February 25, 2009, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this press release and particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2010 financial performance are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these statements.

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	DECEMBER 31,	DECEMBER 31,
	2009	2008

ASSETS
Cash and cash equivalents	$197,411	$150,780
Short-term investments	31,381	14
Accounts receivable,
net of allowances of $3,077 and $2,896, respectively	11,928	14,083
Prepaid expenses and other current assets	13,076	6,683
Deferred income taxes	2,657	2,958

Total current assets	256,453	174,518

Long-term investments	14,887	11,081
Property and equipment, net	13,366	18,938
Goodwill	81,258	72,783
Other purchased intangibles, net	39,091	36,791
Deferred income taxes	8,717	7,787
Other assets	229	142

TOTAL ASSETS	$414,001	$322,040

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$15,941	$16,915
Income taxes payable	1,563	1,800
Deferred revenue	11,411	13,680

Total current liabilities	28,915	32,395

Accrued income tax liability	46,820	38,643
Other long-term liabilities	2,094	1,022

Total liabilities	77,829	72,060

Commitments and contingencies	—	—

Total stockholders' equity	336,172	249,980

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$414,001	$322,040

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED DECEMBER 31,		TWELVE MONTHS ENDED DECEMBER 31,
	2009	2008	2009	2008

Revenues
Subscriber	$60,188	$59,622	$241,922	$236,841
Other	727	1,014	3,649	4,672

Total revenue	60,915	60,636	245,571	241,513

Cost of revenues (including share-based compensation of $328 and $1,263 for the three and twelve months of 2009, respectively, and $255 and $901 for the three and twelve months of 2008, respectively)	10,480	11,224	44,730	46,250

Gross profit	50,435	49,412	200,841	195,263

Operating expenses:
Sales and marketing (including share-based compensation of $480 and $1,818 for the three and twelve months of 2009, respectively, and $313 and $1,268 for the three and twelve months of 2008, respectively)	9,563	9,683	37,006	41,270
Research, development and engineering (including share-based compensation of $219 and $853 for the three and twelve months of 2009, respectively, and $183 and $803 for the three and twelve months of 2008, respectively)	2,972	2,851	11,657	12,031
General and administrative (including share-based compensation of $1,896 and $7,084 for the three and twelve months of 2009, respectively, and $1,243 and $5,014 for the three and twelve months of 2008, respectively)	11,693	10,668	45,275	44,028
Loss on disposal of long-lived asset	2,442	—	2,442	-

Total operating expenses	26,670	23,202	96,380	97,329

Operating earnings	23,765	26,210	104,461	97,934

Other-than-temporary impairment losses	(150)	—	(9,343)	—

Interest and other income, net	2,184	673	2,661	4,219

Earnings before income taxes	25,799	26,883	97,779	102,153

Income tax expense	8,095	6,607	30,952	29,591

Net earnings	$17,704	$20,276	$66,827	$72,562

Basic net earnings per common share	$0.40	$0.47	$1.52	$1.63

Diluted net earnings per common share	$0.39	$0.45	$1.48	$1.58

Basic weighted average shares outstanding	44,220,725	43,578,619	43,936,194	44,609,174

Diluted weighted average shares outstanding	45,244,333	44,717,716	45,138,001	45,937,506

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	TWELVE MONTHS ENDED DECEMBER 31,
	2009	2008

Cash flows from operating activities:
Net earnings	$66,827	$72,562
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	14,707	13,177
Share-based compensation	11,018	7,986
Excess tax benefits from share-based compensation	(3,063)	(1,565)
Provision for doubtful accounts	2,378	2,815
Deferred income taxes	(629)	(2,908)
Loss (Gain) on disposal of long-lived asset	2,529	(6)
Loss on trading securities	4	418
Gain on sale of available-for-sale investment	(1,812)	—
Other-than-temporary impairment losses	9,343	—
Decrease (increase) in:
Accounts receivable	(6)	(1,809)
Prepaid expenses and other current assets	(2,253)	1,403
Other assets	(35)	46
(Decrease) increase in:
Accounts payable and accrued expenses	(3,677)	(994)
Income taxes payable	(1,161)	(5,633)
Deferred revenue	(537)	(2,118)
Accrued income tax liability	8,178	7,399
Other	22	(57)
Net cash provided by operating activities	101,833	90,716

Cash flows from investing activities:
Sales of available-for-sale investments	2,706	36,170
Redemptions/Sales of held-to-maturity investments	—	27,881
Purchases of available-for-sale investments	(12,900)	—
Purchases of certificates of deposit	(31,372)	—
Purchases of property and equipment	(3,251)	(2,507)
Proceeds from sale of assets	1,340	25
Acquisition of businesses, net of cash received	(12,500)	(42,825)
Purchases of intangible assets	(5,472)	(3,818)
Net cash (used in) provided by investing activities	(61,449)	14,926

Cash flows from financing activities:
Repurchases of common stock and restricted stock	(470)	(108,492)
Issuance of common stock under employee stock purchase plan	120	183
Exercise of stock options	2,708	1,829
Excess tax benefits from share-based compensation	3,063	1,565
Net cash provided by (used in) financing activities	5,421	(104,915)

Effect of exchange rate changes on cash and cash equivalents	826	(4,167)

Net increase (decrease) in cash and cash equivalents	46,631	(3,440)
Cash and cash equivalents at beginning of period	150,780	154,220
Cash and cash equivalents at end of period	$197,411	$150,780

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications (1) elimination of share-based compensation expense for 2009 and 2008; (2) elimination of loss on disposal of long-lived asset, (3) elimination of other-than-temporary impairment losses, (4) elimination of gain on sale of investment and (5) elimination of income tax expense associated with share-based compensation, loss on disposal of a long-lived asset, other-than-temporary impairment losses and gain from sale of investment. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions.  The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-recurring transactions outside the ordinary course of the Company's business.

	THREE MONTHS ENDED DECEMBER 31, 2009				THREE MONTHS ENDED DECEMBER 31, 2008
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP

Revenues
Subscriber	$60,188	$—		$60,188	$59,622	$—		$59,622
Other	727	—		727	1,014	—		1,014

Total revenue	60,915	—		60,915	60,636	—		60,636

Cost of revenues (1)	10,480	(328)	(1)	10,152	11,224	(255)	(1)	10,969

Gross profit	50,435	328		50,763	49,412	255		49,667

Operating expenses:
Sales and marketing (1)	9,563	(480)	(1)	9,083	9,683	(313)	(1)	9,370
Research, development and engineering (1)	2,972	(219)	(1)	2,753	2,851	(183)	(1)	2,668
General and administrative (1)	11,693	(1,896)	(1)	9,797	10,668	(1,243)	(1)	9,425
Loss on disposal of long-lived asset (2)	2,442	(2,442)	(2)	—	—	—		—

Total operating expenses	26,670	(5,037)		21,633	23,202	(1,739)		21,463

Operating earnings	23,765	5,365		29,130	26,210	1,994		28,204

Other-than-temporary impairment losses (3)	(150)	150	(3)	—	—	—		—

Interest and other income, net (4)	2,184	(1,812)	(4)	372	673	—		673

Earnings before income taxes	25,799	3,703		29,502	26,883	1,994		28,877

Income tax expense (5)	8,095	965	(5)	9,060	6,607	575		7,182

Net earnings	$17,704	$2,738		$20,442	$20,276	$1,419		$21,695

Diluted net earnings per share	$0.39			$0.45	$0.45			$0.49

Diluted weighted average shares outstanding	45,244,333			45,244,333	44,717,716			44,717,716

(1) Share-based compensation expense:
Cost of revenues		$(328)				$(255)
Sales and marketing		(480)				(313)
Research, development and engineering		(219)				(183)
General and administrative		(1,896)				(1,243)
		$(2,923)				$(1,994)

(2) Loss on disposal of long-lived asset		$(2,442)

(3) Other-than-temporary impairment losses		$150

(4) Gain on sale of investment		$(1,812)

(5) Income tax adjustment, net impact of the items above
Share-based compensation expense		$(38)				$575
Loss on disposal of long-lived asset		974				—
Other-than-temporary impairment losses		29				—
Gain from sale of investment		—				—
		$965				$575

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
TWELVE MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications (1) elimination of share-based compensation expense for 2009 and 2008; (2) elimination of loss on disposal of long-lived asset, (3) elimination of other-than-temporary impairment losses, (4) elimination of gain on sale of investment and (5) elimination of income tax expense associated with share-based compensation, loss on disposal of a long-lived asset, other-than-temporary impairment losses and gain from sale of investment.  Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions.  The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-recurring transactions outside the ordinary course of the Company's business.

	TWELEVE MONTHS ENDED DECEMBER 31, 2009				TWELVE MONTHS ENDED DECEMBER 31, 2008
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP

Revenues
Subscriber	$241,922	$—		$241,922	$236,841	$—		$236,841
Other	3,649	—		3,649	4,672	—		4,672

Total revenue	245,571	—		245,571	241,513	—		241,513

Cost of revenues (1)	44,730	(1,263)	(1)	43,467	46,250	(901)	(1)	45,349

Gross profit	200,841	1,263		202,104	195,263	901		196,164

Operating expenses:
Sales and marketing (1)	37,006	(1,818)	(1)	35,188	41,270	(1,268)	(1)	40,002
Research, development and engineering (1)	11,657	(853)	(1)	10,804	12,031	(803)	(1)	11,228
General and administrative (1)	45,275	(7,084)	(1)	38,191	44,028	(5,014)	(1)	39,014
Loss on disposal of long-lived asset (2)	2,442	(2,442)	(2)	—	—	—		—

Total operating expenses	96,380	(12,197)		84,183	97,329	(7,085)		90,244

Operating earnings	104,461	13,460		117,921	97,934	7,986		105,920

Other-than-temporary impairment losses (3)	(9,343)	9,343	(3)	—	—	—		—

Interest and other income, net (4)	2,661	(1,812)	(4)	849	4,219	—		4,219

Earnings before income taxes	97,779	20,991		118,770	102,153	7,986		110,139

Income tax expense (5)	30,952	4,204	(5)	35,156	29,591	2,307		31,898

Net earnings	$66,827	$16,787		$83,614	$72,562	$5,679		$78,241

Diluted net earnings per share	$1.48			$1.85	$1.58			$1.70

Diluted weighted average shares outstanding	45,138,001			45,138,001	45,937,506			45,937,506

(1) Share-based compensation expense:
Cost of revenues		$(1,263)				$(901)
Sales and marketing		(1,818)				(1,268)
Research, development and engineering		(853)				(803)
General and administrative		(7,084)				(5,014)
		$(11,018)				$(7,986)

(2) Loss on disposal of long-lived asset		$(2,442)

(3) Other-than-temporary impairment losses		$9,343

(4) Gain on sale of investment		$(1,812)

(5) Income tax adjustment, net impact of the items above
Share-based compensation expense		$2,425				$2,307
Loss on disposal of long-lived asset		974				—
Other-than-temporary impairment losses		805				—
Gain from sale of investment		—				—
		$4,204				$2,307

j2 Global Communications, Inc.
Free Cash Flows

	Q1	Q2	Q3	Q4	YTD
2009
Net cash provided by operating activities	31,152	20,362	26,469	23,850	101,833
Less: Purchases of property and equipment	(721)	(217)	(767)	(1,546)	(3,251)
Add: Excess tax benefit from share-based compensation	5	2,718	403	(63)	3,063
	30,436	22,863	26,105	22,241	101,645

2008
Net cash provided by operating activities	27,411	23,840	15,676	23,789	90,716
Less: Purchases of property and equipment	(469)	(796)	(937)	(305)	(2,507)
Add: Excess tax benefit from share-based compensation	239	204	212	910	1,565
	27,181	23,248	14,951	24,394	89,774

2007
Net cash provided by operating activities	26,659	23,113	18,656	25,779	94,207
Less: Purchases of property and equipment	(529)	(2,506)	(2,940)	(4,340)	(10,315)
Add: Excess tax benefit from share-based compensation	2,163	780	517	1,271	4,731
	28,293	21,387	16,233	22,710	88,623